UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
TESORO CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be held on May 4, 2011, for Tesoro Corporation
This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/tso. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2011 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 25, 2011 to facilitate timely delivery.

For a Convenient Way to VIEW Proxy Materials

– and –
VOTE Online go to: www.proxydocs.com/tso

Proxy materials may be requested by one of the following methods:

INTERNET	TELEPHONE		*E-MAIL
www.investorelections.com/tso	(866) 648-8133		paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.		*
If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Tesoro Corporation Notice of Annual Meeting

Date:	Wednesday, May 4, 2011
Time:	4:00 P.M. (Central Time)
Location:	Tesoro Corporation, 19100 Ridgewood Parkway, San Antonio, Texas 78259
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” the election of each of the nominees for director.
1.	Election of 8 Directors (all nominated as directors to serve for the term indicated in the proxy statement):

Nominees	01 Rodney F. Chase	03 Robert W. Goldman	05 J.W. Nokes	07 Michael E. Wiley
	02 Gregory J. Goff	04 Steven H. Grapstein	06 Susan Tomasky	08 Patrick Y. Yang
The Board of Directors recommends that you vote “FOR” proposals 2, 4 and 5, “1 YEAR” on proposal 3 and AGAINST proposal 6.
2.	To conduct an advisory vote on executive compensation;

3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.	To approve the Tesoro Corporation 2011 Long-Term Incentive Plan;

5.	To ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2011; and

6.	If properly presented at the annual meeting, to consider a stockholder proposal regarding a safety report.
PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote on the Internet, by telephone or request a paper copy of the proxy materials to receive a proxy card. Directions to the Tesoro Corporation 2011 Annual Meeting are available at www.tsocorp.com under the heading “Investors”.
Vote in Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stockholder who has submitted a proxy before the meeting can revoke that proxy by attending the meeting and voting in person.